UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 23, 2020
Date of Report (Date of earliest event reported)

OCULUS VISIONTECH INC.
(Exact name of registrant as specified in its charter)

Wyoming	0-29651	06-1576391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 – 837 West Hastings Street Vancouver, British Columbia, Canada	V6C 3N6
(Address of principal executive offices)	(Zip Code)

(604) 685-1017
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07.     Submission of Matters to a Vote of Security Holders

Results of the Annual General Meeting

An Annual General Meeting of Shareholders (the “AGM”) of the Company was held on November 23, 2020 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 59,838,149 shares (69.16% of the 86,522,569 issued and outstanding shares of the Company’s common stock entitled to vote as of September 22, 2020, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted at the AGM with respect to that agenda item.

Agenda Item 1.          To elect six directors:

Nominee	For		Withheld
Anton J. Drescher	47,585,061	98.91%	521,966	1.09%
Fabrice Helliker	47,585,141	98.92%	521,886	1.08%
Maurice Loverso	47,596,170	98.94%	510,857	1.06%
Rowland Perkins	47,596,574	98.94%	510,453	1.06%
Tom Perovic	48,052,786	99.89%	54,241	0.11%
Ron Wages	47,585,286	98.94%	511,741	1.06%

There were 11,731,122 broker non-votes with respect to this agenda item. Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors.

Agenda Item 2.          To ratify the appointment of KWCO, PC, Chartered Professional Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
59,444,132	99.34%	286,467	0.48%	107,550	0.18%

There were no broker non-votes with respect to this agenda item. Abstentions were counted for purposes of determining the presence or absence of a quorum, and abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item.

Agenda Item 3.          To approve adoption of the Company’s 2020 Incentive Stock Option Plan. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
47,454,890	98.64%	602,498	1.25%	49,639	0.10%

There were 11,731,122 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Agenda Item 4.          To approve an amendment to the Company’s Articles of Incorporation to change the Company’s name to “Oculus Inc.”. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
57,461,685	96.03%	2,258,707	3.77%	117,756	0.20%

There was 1 broker non-vote with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Agenda Item 5.          To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
47,404,927	98.54%	632,642	1.32%	69,459	0.14%

There were 11,731,121 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Agenda Item 6.          To approve, on a non-binding advisory basis, the frequency of executive compensation votes. The votes cast for each of 1 year, 2 years, 3 years, and the number of abstentions, were as follows:

1 year		2 years		3 years		Abstain
2,554,648	5.31%	42,796,664	88.96%	2,667,140	5.54%	88,574	0.18%

There were 11,731,123 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum.

Determination on Frequency of Shareholder Vote on the Compensation of Executives

The Company’s Board of Directors has determined to include a shareholder vote on the compensation of executives every two years in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives.

SECTION 7 – REGULATION FD

Item 7.01     Regulation FD Disclosure

On November 24, 2020, the Company issued a news release to announce the results of the 2020 Annual General Meeting (“AGM”). The AGM was held on November 23, 2020 in Vancouver, British Columbia. All resolutions put forward at the meeting were approved by shareholders. A total of 59,838,149 common shares, representing 69.19% of the votes attached to all outstanding shares as at the record date of the meeting, were represented at the AGM. The following individuals were elected, by ballot, as directors of the Company: Anton J. Drescher, Fabrice Helliker, Maurice Loverso, Rowland Perkins, Tom Perovic, and Ron Wages.

The detailed results of voting by ballot in respect of the election of directors were as follows:

	Votes For (#)	Votes For (%)	Votes Against or Withheld/Abstain (#)	Votes Against or Withheld/Abstain (%)
Election of Anton J. Drescher	47,585,061	(98.91%)	521,966	(1.09%)
Election of Fabrice Helliker	47,585,141	(98.92%)	521,886	(1.08%)
Election of Maurice Loverso	47,596,170	(98.94%)	510,857	(1.06%)
Election of Rowland Perkins	47,596,574	(98.94%)	510,453	(1.06%)
Election of Tom Perovic	48,052,786	(99.89%)	54,241	(0.11%)
Election of Ron Wages	47,585,286	(98.94%)	511,741	(1.06%)
Appointment of KWCO, PC as Auditor	59,444,132	(68.70%)	394,017	(0.46%)
Stock Option Plan	47,454,890	(54.85%)	652,137	(0.75%)

	Votes For (#)	Votes For (%)	Votes Against or Withheld/Abstain (#)	Votes Against or Withheld/Abstain (%)
Amendment to Company’s Articles of Incorporation to change the Company’s name to “Oculus Inc.”	57,461,685	(66.41%)	2,376,463	(2.75%)
Compensation of Named Executive Officers	47,404,927	(54.79%)	702,101	(0.81%)
Frequency of Executive Compensation Votes	1 Year (%)	2 Years (%)	3 Years (%)	Withheld/Abstain (%)
	2,554,648 (5.31%)	42,796,664 (88.96%_)	2,667,140 (5.54%)	88,574 (0.18%)

Note: Routine US broker-vote shares voted without beneficial owner instructions are only eligible to vote for the appointment of auditors. Accordingly, 11,731,121 common shares were represented by proxy, but not voted.

By a resolution unanimously passed, KWCO, PC, Chartered Professional Accountants, were appointed as the auditors for the Company for the fiscal year ending December 31, 2020 and, in accordance with the Articles of the Company, the directors were authorized to fix the auditors remuneration.

By a resolution, the shareholders unanimously ratified and approved the adoption of the Company’s 2020 Stock Option Plan.

By a resolution, the shareholders unanimously approved the amendment to the Company’s Articles of Incorporation to change the Company name to “Oculus Inc.” or such other name as the Board of Directors of the Company may approve.

The shareholders also unanimously approved, on an advisory basis, the Company’s approach to compensation of its names executive officers. The majority of shareholders voted to approved, on an advisory basis, conducting an advisory vote on executive compensation every 2 years.

The detailed “Report of Voting Results” on all resolutions for the Company’s AGM is available on the Company’s website, in the Company’s Current Report on Form 8-K as filed with the United States Securities and Exchange Commission available under the Company’s profile on EDGAR or upon request by contacting the Company’s Corporate Secretary at (604) 685-1017.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 8 –     OTHER EVENTS

Item 8.01     Other Events

On November 23, 2020, the Company’s Board of Directors convened a meeting immediately following the AGM and reappointed the following officers:

Roland Perkins     President and Interim Chief Executive Officer;

Anton J. Drescher     Corporate Secretary and Chief Financial Officer.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

(d)                  Exhibits

Exhibit	Description

99.1	News Release dated November 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULUS VISIONTECH INC.

DATE: November 24, 2020	By:/s/Anton J. Drescher Anton J. Drescher Corporate Secretary and CFO